UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2013
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4353 Park Terrace Drive, Westlake Village, California 91361

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (818) 706 -3111

Not Applicable
(Former name or former address, if changed since last report)

 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the presentation that will be used by Global Eagle Entertainment Inc. (the “Company”) in making presentations to investors.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Company Presentation, dated September 2013 (this exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Eagle ENTERTAINMENT INC.

Dated: September 18, 2013	By:	/s/ Michael Pigott
		Name:	Michael Pigott
		Title:	VP Legal

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Company Presentation, dated September 2013 (this exhibit is furnished and not filed).